                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1599
                                     DATED: OCTOBER 15, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                                FIXED RATE NOTES



BASE RATE:                FIXED


INDEX MATURITY:           N/A


TRADE DATE:               October 15, 1997


SETTLEMENT DATE:          October 20, 1997


MATURITY DATE:            October 20, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   N/A


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     N/A


INTEREST PAYMENT DATES:   May 15th, November 15th and Maturity, subject to Following Business
                          Day Convention.


INITIAL INTEREST RATE:    5.92000%


FORM:                     Book-entry

